Derivative Liabilities	12 Months Ended
Dec. 31, 2010
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Fair Value [Text Block]
Note 11:  Derivative Liabilities

On January 1, 2009 the Company adopted ASC Topic 815-40.  This pronouncement provides guidance for determining whether an equity-linked financial instrument (or embedded feature) is indexed to an entity’s own stock.  Any financial instrument that is not indexed to an entity’s own stock must be recorded as a derivative instrument.  The Company evaluated its stock warrants and determined that warrants issued with anti-dilution provisions that protect holders from declines in the stock price and warrants issued for a variable number of shares of common stock were no longer deemed to be indexed to the Company’s own stock.  The fair value of these derivative liabilities as of January 1, 2009 was $3,195,000 and was reclassified from additional paid-in capital.  The Company used a Black-Scholes valuation model to determine the fair value of the warrants.  The significant assumptions used were: exercise prices between $0.50 and $1.25; the Company’s stock price on January 1, 2009, $0.45; expected volatility of 80%; risk free interest rate between 1.3% and 1.6%; and a remaining contract term between 4 and 4.7 years.

During 2009, the Company issued a total of 1.4 million warrants to an investor in conjunction with the August 12, 2008 Securities Purchase Agreement.  The exercise price of the warrants was reduced to $0.50 per share as of September 2009.  The Company recognized an additional warrant liability of $320,000 for these warrants.  In addition, the exercise price on warrants issued to other investors classified as derivative liabilities was reduced to $0.36 per share in September 2009 in accordance with the anti-dilution provisions in the respective warrant agreements.

The fair value of these derivative liabilities as of December 31, 2009 was $2,559,000. The Black-Scholes stock option valuation model was used to determine the fair values.  The significant assumptions used were: exercise prices between $0.36 and $0.50; the Company’s stock price on December 31, 2009, $0.28; expected volatility of 80%; risk free interest rate between 1.7% and 3.0%; and a remaining contract term between 3 and 6 years.

The decrease in fair value of the Company’s derivative liabilities resulted in income of $937,000 for the year ended December 31, 2009.  This income results from a decrease in the Company’s stock price and the passage of time, partially offset by a reduction in the exercise price of certain warrants previously issued from $1.25 to $0.36 per share.

The Company changed its valuation methodology to a binomial lattice model to more accurately reflect the circumstances that could affect the valuation of these warrants.  The Company remeasured its warrant liability using the binomial lattice model as of December 31, 2009 using the same assumptions as above, including a suboptimal exercise factor of 1.25.  The difference in the fair value of these derivative liabilities using the binomial lattice model did not have a material effect on the Company’s consolidated financial statements.

The fair value of these derivative liabilities as of December 31, 2010 was $2,852,000. The binomial lattice model was used to determine the fair values.  The significant assumptions used were: exercise prices between $0.30 and $0.50; the Company’s stock price on December 31, 2010, $0.26; expected volatility of 91.5%; risk free interest rate between 0.15% and 0.98%; a remaining contract term between 2 and 5 years; and a suboptimal exercise factor of 1.25.

The increase in fair value of the Company’s derivative liabilities resulted in an expense of $293,000 for the year ended December 31, 2010.  The expense results primarily from a reduction in the exercise price of certain warrants previously issued from $0.50 per share and $0.36 per share to $0.30 per share, partially offset by the passage of time.